Exhibit 99.03

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[GRAPHIC]

www.alliancecapital.com
[LOGO]
January 25, 2006

Fourth-Quarter 2005 Review

Lewis A. Sanders	Gerald M. Lieberman
Chairman & Chief Executive Officer	President & Chief Operating Officer

Any forecasts or opinions in this material may not be realized. Information should not be construed as investment advice.

Introduction

In light of Regulation FD, management will be limited in responding to inquiries from investors or analysts in a non-public forum.

Forward-Looking Statements

Certain statements in this presentation are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  Such forward-looking statements are subject to risks, uncertainties, and other factors that could cause actual results to differ materially from future results expressed or implied by such forward-looking statements.  The most significant of these factors include, but are not limited to, the following: the performance of financial markets, the investment performance we achieve for our clients, general economic conditions, future acquisitions, competitive conditions and government regulations, including changes in tax rates.  We caution readers to carefully consider such forward-looking statements in light of these factors.  Further, such forward-looking statements speak only as of the date on which such statements are made; we have no obligation to update any forward-looking statements to reflect events or circumstances after the date of such statements.  For further information regarding these forward-looking statements and the factors that could cause actual results to differ, see “Risk Factors” in Item I of Form 10-K for the year ended December 31, 2004. Any or all of the forward-looking statements that we make in Form 10-K, this presentation, or any other public statements we issue may turn out to be wrong.  Please remember that factors other than those listed in “Risk Factors” could also adversely affect our business, operating results, or financial condition.

The forward-looking statements we make in this presentation include descriptions of certain 2006 initiatives.  Some or all of these initiatives may not be achieved due to management’s subsequent determination that other activities are a better use of company resources and/or unanticipated changes in global regulatory and investment environments.

2	[LOGO]

Alliance Capital - Fourth Quarter Highlights

•                  Strong global equity capital markets

•                  Competitive investment performance

•                  Impressive Growth Equity performance

•                  Style Blend services achieved strong performance

•                  Organic growth in all channels and investment services

•                  Increased market share and revenues despite lower revenue yields from shift to program trading in Institutional Research Services

•                  Financial results exceeded expectations

3	[LOGO]

Market Performance - Non-U.S.

[CHART]

*12 months ending Dec 31, 2005

Source: MSCI

4	[LOGO]

Market Performance - U.S.

[CHART]

*12 months ending Dec 31, 2005

Source: Frank Russell Company, Lehman Brothers, and Standard & Poor’s

5	[LOGO]

Changes in Assets Under Management
By Investment Service

Three Months Ended December 31, 2005
In $ Millions

	Value	Growth	Fixed	Index/
	Equity (1)	Equity (1)	Income (1)	Structured	Total

Beginning of Period	$225,985	$136,838	$162,825	$29,818	$555,466

Sales/New accounts	8,647	8,697	4,796	105	22,245
Redemptions/Terminations	(2,828)	(4,634)	(2,664)	(213)	(10,339)
Cash flow	658	(990)	18	(219)	(533)
Unreinvested dividends	(124)	(18)	(308)	-	(450)
Net long-term inflows (outflows)	6,353	3,055	1,842	(327)	10,923

Disposition (2)	-	(1,068)	(307)	-	(1,375)
Market appreciation (depreciation)	5,893	7,315	(274)	604	13,538

End Of Period	$238,231	$146,140	$164,086	$30,095	$578,552

% Total (end of period)	41.2%	25.2%	28.4%	5.2%	100.0%

% Change from beg of period	5.4%	6.8%	0.8%	0.9%	4.2%

% Change excluding disposition	5.4%	7.6%	1.0%	0.9%	4.4%

(1) Includes Value Equity, Growth Equity and Fixed Income components of Style Blend services

(2) South African joint venture interest

6	[LOGO]

Changes In Assets Under Management

By Investment Service

Twelve Months Ended December 31, 2005

In $ Millions

	Value	Growth	Fixed	Index/
	Equity (1)	Equity (1)	Income (1)	Structured	Total

Beginning of Period	$192,599	$123,267	$193,364	$29,534	$538,764

Sales/New accounts	34,629	27,449	18,107	483	80,668
Redemptions/Terminations	(12,790)	(16,625)	(18,009)	(2,081)	(49,505)
Cash flow	166	(3,567)	703	261	(2,437)
Unreinvested dividends	(124)	(18)	(1,083)	-	(1,225)
Net long-term inflows (outflows)	21,881	7,239	(282)	(1,337)	27,501

Dispositions (2)	-	(1,212)	(29,187)	-	(30,399)
Market appreciation	23,751	16,846	191	1,898	42,686

End Of Period	$238,231	$146,140	$164,086	$30,095	$578,552

% Total (end of period)	41.2%	25.2%	28.4%	5.2%	100.0%

% Change from beg of period	23.7%	18.6%	-15.1%	1.9%	7.4%

% Change excluding dispositions	23.7%	19.7%	-0.1%	1.9%	13.8%

(1) Includes Value Equity, Growth Equity and Fixed Income components of Style Blend services

(2) Cash Management Services assets, South African joint venture interest and Indian mutual funds

7	[LOGO]

Institutional Investment—
Fourth Quarter Highlights

•                  Continuing strong net inflows into Global and International services

•                  Flows well-diversified geographically (North America, EMEA, Asia Pacific)

•                  Continuing strong flows into Style Blend

2006 Initiatives

•                  Build-up of infrastructure in Asia-Pacific

•                  Continued expansion in continental Europe

	Ended December 31, 2005
(In $ Billions)	3 months	12 months

Beginning AUM	$342	$311

Net Flows	9	20

Disposition (1)	(1)	(1)

Transfers (2)	1	1

Market Appreciation	8	28

Ending AUM	$359	$359

% Total	62.0%	62.0%
% Change	4.8%	15.2%

(1) South African joint venture interest

(2) Approximately $570 million from Private Client

8	[LOGO]

Retail—

Fourth Quarter Highlights

•                  Non-U.S. net inflows consistently strong

•                  Improving U.S. fund sales reduced net outflows

•                  Separately Managed Account business strengthened

•                  Wealth Strategies reached $3 billion in assets

2006 Initiatives

•                  Rebuild and enhance Retail presence in Japan

•                  Upgrade and enlarge U.S. sales force

	Ended December 31, 2005
(In $ Billions)	3 months	12 months

Beginning AUM	$140	$164

Net Flows	1	1

Dispositions (1)	-	(29)

Market Appreciation	4	9

Ending AUM	$145	$145

% Total	25.1%	25.1%
% Change	3.4%	-11.3%
% Change ex. Dispositions	3.4%	7.6%

(1)  Cash Management Services assets and Indian mutual funds

9	[LOGO]

Private Client—

Fourth Quarter Highlights

•                  Net inflows moderated due to seasonal Factors

•                  Financial Advisors up 8% to 263 since 3Q05

•                  Current expansion plans remain on track

•                  Atlanta and Denver opened in 4Q05

•                  San Diego to open in January

2006 Initiatives

•                  First non-U.S. office to open in London

•                  Focus on non-U.S. product development

•                  Increase FAs by 10% to 290 by 2006 year-end

	Ended December 31, 2005
(In $ Billions)	3 months	12 months

Beginning AUM	$73	$64

Net Flows	1	7

Transfers (1)	(1)	(1)

Market Appreciation	2	5

Ending AUM	$75	$75

% Total	12.9%	12.9%
% Change	2.7%	17.1%

(1) Approximately $570 million in assets to Institutional Investment

10	[LOGO]

Institutional Research Services—

Fourth Quarter Highlights

•                       Higher U.S. revenues driven by higher market share and volume

•                       Market share gains result from research quality and success of portfolio and algorithmic trading products

•                       Increased market volumes

•                       Continued industry-wide pricing declines

•                       London business was up 20% in the quarter and up 26% for the full year

•                  Sanford C. Bernstein highly ranked in Institutional Investor magazine survey of best U.S. independent research firms; rankings in 26 categories overall

•                       Ranked first in 19 categories

•                       Ranked second in five categories

•                       Featured in the International edition of II survey on research firms

2006 Initiatives

•                       Initiate Asian distribution of U.S. and European research

•                       Begin London electronic trading offering

11	[LOGO]

7.4% Growth in Assets (1) But…

In $ Billions

By Client Domicile		$579 Billion at Dec 31, 2005		By Service

[CHART]		[CHART]		[CHART]
	Non-U.S. UP 30%		Global & Int’l UP 38%
$539 Billion at Dec 31, 2004

[CHART]		[CHART]		[CHART]

Assets are categorized by country domicile of client accounts

(1) 13.8% growth in assets, excluding dispositions

12	[LOGO]

Style Blend Services Up Over 60%

$579 Billion at December 31, 2005	$508 Billion at December 31, 2004(1)

[CHART]	[CHART]

(1) Excludes dispositions

(2) Excludes $3 billion in Fixed Income Services

13	[LOGO]

Alliance Capital Fourth Quarter Revenues

In $ Millions

			Percent
	4Q 2005	4Q 2004	Change

Revenues:

Advisory & Transaction Fees	$671	$593	13.3%

Distribution	97	110	-12.1%

Institutional Research Services	84	79	5.8%

Other	69	51	35.9%

Total	$921	$833	10.6%

NOTE: Percentages are calculated using revenues and expenses rounded to the nearest thousand

14	[LOGO]

Alliance Capital Fourth Quarter Advisory &
Transaction Fees

In $ Millions

			Percent
	4Q 2005	4Q 2004	Change

By Fee Type:

Base Fees	$576	$489	17.8%	• Higher average AUM

Transaction Charges	3	26	-86.5%	• New Private Client fee structure

Performance Fees	92	78	18.8%	• Higher Value Equity and hedge products
				partially offset by lower Fixed
				Income
Total	$671	$593	13.3%

By Channel:

Institutional	$266	$204	30.7%	• Higher average AUM

Private Client	225	205	9.8%	• Higher billable AUM

Retail	180	184	-2.0%	• Disposition of CMS, partly offset by
				higher average AUM
Total	$671	$593	13.3%

NOTE: Percentages are calculated using revenues and expenses rounded to the nearest thousand

15	[LOGO]

Alliance Capital Fourth Quarter Revenues

In $ Millions

			Percent
	4Q 2005	4Q 2004	Change

Revenues:

Advisory & Transaction Fees	$671	$593	13.3%

Distribution	97	110	-12.1%

Institutional Research Services	84	79	5.8%

Other	69	51	35.9%

Total	$921	$833	10.6%

NOTE: Percentages are calculated using revenues and expenses rounded to the nearest thousand

16	[LOGO]

Alliance Capital Fourth Quarter Net Distribution Activity

In $ Millions

			Percent
	4Q 2005	4Q 2004	Change

Distribution Revenues	$97	$110	-12.1%	• Lower distribution revenues and
				distribution plan payments
Distribution Expense:				Due to the disposition of CMS assets
Distribution Plan Payments	67	93	-28.6%
Amort of Def Sales Comm	29	39	-25.8%	• Continuing decline in B-share assets
	96	132	-27.8%
Net Distribution Revenue/(Expense)	$1	$(22)	N/M

NOTE: Percentages are calculated using revenues and expenses rounded to the nearest thousand

17	[LOGO]

Alliance Capital Fourth Quarter Other Revenues

In $ Millions

			Percent
	4Q 2005	4Q 2004	Change

Shareholder Servicing Fees	$24	$26	-7.7%

Investment Gains & Losses	6	8	-28.8%

Dividend & Interest, net	24	13	81.8%	• Higher brokerage interest and
				higher dividends & interest on
				deferred compensation investments
Other, net	15	4	N/M	• Gain on disposition of South African JV
				Interest
Total Other Revenues	$69	$51	35.9%

NOTE: Percentages are calculated using revenues and expenses rounded to the nearest thousand

18	[LOGO]

Alliance Capital Fourth Quarter Expenses

In $ Millions

			Percent
	4Q 2005	4Q 2004	Change

Employee Comp & Benefits	$341	$288	18.7%

Promotion & Servicing	147	181	-18.4%

General & Administrative	110	114	-4.2%

Interest	6	5	22.7%

Amortization of Intangibles	5	5	—

Total	$609	$593	2.9%

NOTE: Percentages are calculated using revenues and expenses rounded to the nearest thousand

19	[LOGO]

Alliance Capital Fourth Quarter Compensation & Benefits

In $ Millions

			Percent
	4Q 2005	4Q 2004	Change

Base Compensation	$90	$84	7.4%	•	Merit increases and additional headcount

Incentive Compensation	145	121	19.4%	•	Higher operating earnings and amortization
					of deferred compensation plans

Commissions	74	59	26.4%	•	New business across all channels

Fringes & Other	32	24	36.4%	•	Higher payroll taxes

Total	$341	$288	18.7%

NOTE: Percentages are calculated using revenues and expenses rounded to the nearest thousand

20	[LOGO]

Alliance Capital Fourth Quarter Expenses

In $ Millions

			Percent
	4Q 2005	4Q 2004	Change

Employee Comp & Benefits	$341	$288	18.7%

Promotion & Servicing	147	181	-18.4%	•	Lower distribution plan payments,
					due to disposition of CMS assets
					and lower DSC amortization

General & Administrative	110	114	-4.2%	•	Private Client and London
					facilities up, miscellaneous other
					down

Interest	6	5	22.7%

Amortization of Intangibles	5	5	—

Total	$609	$593	2.9%

NOTE: Percentages are calculated using revenues and expenses rounded to the nearest thousand

21	[LOGO]

Alliance Capital Fourth Quarter Net Income

In $ Millions

			Percent
	4Q 2005	4Q 2004	Change

Revenues	$921	$833	10.6%

Expenses	609	593	2.9%

Income before Taxes	312	240	29.7%

Income Taxes	22	12	79.5%	•	Higher effective tax rate due to increased
					earnings in non-U.S. subsidiaries

Net Income	$290	$228	27.0%

Pre-Tax Margin *	33.8%	28.9%

*Pre-tax income as a percentage of revenues

NOTE: Percentages are calculated using revenues and expenses rounded to the nearest thousand

22	[LOGO]

Alliance Holding Financial Results

In $ Millions (except per unit amounts)

			Percent
	4Q 2005	4Q 2004	Change
Alliance Capital:

Net Income	$290	$228	27.0%

Weighted Average Equity Ownership Interest	31.8%	31.3%

Alliance Holding:

Equity in Earnings	$92	$72	28.9%

Income Taxes	7	7	11.3%

Net Income	$85	$65	30.7%

Net Income - diluted	$86	$66	30.9%

Diluted Net Income Per Unit	$1.02	$0.80	27.5%

Distributions Per Unit	$1.02	$0.82	24.4%

NOTE: Percentages are calculated using revenues and expenses rounded to the nearest thousand

23	[LOGO]

[LOGO]

24

Investment Services

[LOGO]

[LOGO]	[LOGO]		[LOGO]		[LOGO]
Growth Equities	Value Equities		Style Blend		Fixed Income

[LOGO]

25

Client-Service Units

[LOGO]

[LOGO]	[LOGO]	[LOGO]
Institutional Investments	Investments	Global Wealth Management

[LOGO]

26

APPENDIX

27	[LOGO]

Market Environment

Market Environment

			Annualized	Cumulative
	4Q 05	One Year	Three Years	Three Years

MSCI Emerging Markets	7.2	34.0	37.9	162.1

MSCI EAFE	4.1	13.5	23.7	89.2

MSCI World	3.1	9.5	18.7	67.2

Russell 1000 Growth	3.0	5.3	13.2	45.2

Russell 1000 Value	1.3	7.1	17.5	62.2

S&P 500	2.1	4.9	14.4	49.7

Lehman Aggregate Bond	0.6	2.4	3.6	11.3

Returns in % through December 31, 2005

28	[LOGO]

Relative Performance: Institutional Growth Equity (After Fees)(1)

Institutional Equity Composites vs. Benchmarks

						Global	Emerging
	Large Cap	U.S.	Mid Cap	Small Cap	Intl Lg Cap	Research	Markets
	Growth (2)	Growth (3)	Growth (4)	Growth (5)	Growth (6)	Growth (7)	Growth (8)

4Q 05	3.7	2.7	2.9	2.0	0.6	1.2	(2.0)

One Year	10.7	7.5	(4.8)	1.5	1.4	7.3	(1.8)

Three Years	2.5	7.1	6.3	1.2	0.8	2.5	4.6

Five Years	1.4	3.1	3.4	0.1	2.2	2.2	4.1

10 Years	2.7	2.9	—	6.0	3.5	3.8	—

NOTE:  The information in this table is provided solely for use in connection with this presentation, and is not directed toward existing or potential investment advisory clients of Alliance Capital.

(1) Investment performance of composites is presented after investment management fees.

(2) vs. Russell 1000 Growth

(3) vs. Russell 3000 Growth

(4) vs. Russell Mid Cap Growth

(5) vs. Russell 2000 Growth

(6) vs. MSCI EAFE Growth (net)

(7) vs. MSCI World (net)

(8) vs. MSCI Emerging Markets Growth. Composite and benchmark data through 12/31/05. Performance is preliminary.

29	[LOGO]

Relative Performance: Institutional Value Equity (After Fees)(1)

Institutional Equity Composites vs. Benchmarks

	U.S.	U.S.			Emerging
	Strategic	Diversified	International	Global	Markets
	Value (2)	Value (2)	Value (3)	Value (4)	Value (5)

4Q 05	0.3	0.1	(0.4)	(0.6)	(2.3)

One Year	1.7	(0.8)	5.5	4.3	(5.9)

Three Years	0.2	(0.8)	5.6	3.8	9.2

Five Years	2.9	2.4	7.2	7.7	7.5

10 Years	(0.0)	—	—	3.3	3.6

NOTE:  The information in this table is provided solely for use in connection with this presentation, and is not directed toward existing or potential investment advisory clients of Alliance Capital.

(1) Investment performance of composites is presented after investment management fees.

(2) vs. Russell 1000 Value

(3) vs. MSCI EAFE (Cap, UH)

(4) vs. MSCI World (Cap, UH

(5) vs. MSCI Emerging Markets. Composite and benchmark data through 12/31/05. Performance is preliminary.

30	[LOGO]

Relative Performance: Style Blend Services (After Fees)(1)

Blend Equity Composites vs. Benchmarks

			International	Emerging Markets
	U.S. Style	Global Style	Style	Style
	Blend (2)	Blend (5)	Blend (3)	Blend (4)

4Q 05	1.7	0.5	0.4	(1.5)

One Year	6.0	6.5	2.2	(4.3)

Three Years	2.1	—	(0.4)	5.5

Since Inception	1.3	3.5	2.2	5.7

NOTE:  The information in this table is provided solely for use in connection with this presentation, and is not directed toward existing or potential investment advisory clients of Alliance Capital.

(1) Investment performance of mutual funds is presented after investment management fees.

(2) U.S. Style Blend (12/31/01) vs. S&P 500

(3) Int’l Style Blend (12/31/01) vs. MSCI EAFE

(4) EM Style Blend (12/31/01) vs.MSCI EM

(5) Global Style Blend (6/30/03) vs. MSCI World for Global products. Composite and benchmark data through 12/31/05. Performance is preliminary.

31	[LOGO]

Relative Performance: Institutional Fixed Income (After Fees)(1)

Institutional Fixed Income Composites vs. Benchmarks

	Core	Core	Corp	High		Strategic Core
	Plus (2)	Mortgage (3)	Bonds (4)	Yield (5)	Global (6)	Plus (7)

4Q 05	0.1	(0.1)	(0.0)	0.0	(0.3)	0.0

One Year	0.3	(0.1)	(0.0)	0.2	(0.0)	0.2

Three Years	0.6	0.3	0.2	(2.3)	0.7	1.2

Five Years	(0.1)	0.4	0.1	(2.9)	0.2	—

10 Years	0.1	0.1	0.3	(0.6)	0.0	—

NOTE:  The information in this table is provided solely for use in connection with this presentation, and is not directed toward existing or potential investment advisory clients of Alliance Capital.

(1) Investment performance of composites is presented after investment management fees.

(2) vs. Lehman U.S. Aggregate Unhedged

(3) vs. Lehman Fixed Rate Mortgage Backed Securities Unhedged

(4) vs. Custom Corporate Index

(5) vs. Custom High Yield Index

(6) vs. S&P/Citi World Gov USD unhedged (from 7/1/04 - present)/JPM Global Bond (to 6/30/04)

(7) vs 90% Lehman Universal Index/10% S&P/Citigroup Non-US WGBI (Hedged). Composite and benchmark data through 12/31/05. Performance is preliminary.

32	[LOGO]

Absolute Performance:Private Client (After Fees)(1)

		Annualized
	4Q 05	1 Year	3 Year	5 Year

All Balanced Accounts (2)	2.5%	8.1%	13.1%	6.5%

Global Balanced Benchmark (3)	1.9%	5.7%	11.7%	3.5%

S&P 500	2.1%	4.9%	14.4%	0.6%

NOTE: The information in this table is provided solely for use in connection with this presentation, and is not directed towards existing or potential investment advisory clients of Alliance Capital.

(1) Investment performance of composites is presented after investment management fees.

(2) All Balanced Accounts include those accounts with any combination of equity and fixed income in any percentage mix.

(3) Custom benchmark: 42% S&P 500, 15% MSCI EAFE, 3% MSCI Emerging Markets, 40% Lipper Intermediate Municipal Debt Fund Average.

33	[LOGO]

Relative Performance: Retail Growth Equity (After Fees)(1)

Retail Mutual Funds vs. Lipper Averages

				Global
	Large Cap		Mid Cap	Research	Regent
	Growth (2)	Growth (3)	Growth (4)	Growth (5)	Equity (6)

4Q 05	3.1	2.0	3.2	(0.1)	2.4

One Year	8.0	2.8	(3.1)	5.6	5.1

Three Years	1.9	2.0	9.5	3.0	7.0

Five Years	(0.9)	1.4	3.6	—	3.3

10 Years	0.4	(1.1)	(0.7)	—	3.9

NOTE:  The information in this table is provided solely for use in connection with this presentation, and is not directed toward existing or potential investment advisory clients of Alliance Capital.

(1) Investment performance of mutual funds is presented after investment management fees

(2) vs. Large Cap Growth average. Formerly named Premier Growth

(3) vs. Multi Cap Growth average

(4) vs. Mid Cap Growth average

(5) vs. Global Large Cap Growth Equity average; formerly named Global Growth Trends

(6) vs. S&P 500; represents Regent separately managed account service. Net performance is inclusive of the investment management fee only; it does not include the total management fee typically associated with a managed account that may range from 2.0 - 3.0% which includes transaction costs, custodial services and investment advisory fees.

Source: Alliance Capital, Lipper, and S&P

Mutual fund performance and Lipper data through 12/31/05.

34	[LOGO]

Relative Performance: Retail Value Equity (After Fees)(1)

Retail Mutual Funds vs. Lipper Averages

		Growth &	Small/Mid Cap	Intl	Global
	Value (2)	Income (3)	Value (4)	Value (5)	Value (6)

4Q 05	(0.4)	1.0	0.4	0.9	(1.5)

One Year	(0.3)	(1.9)	(1.3)	2.8	0.2

Three Years	0.5	0.2	0.2	3.1	0.4

Five Years	—	(1.1)	—	—	—

10 Years	—	1.7	—	—	—

NOTE:  The information in this table is provided solely for use in connection with this presentation, and is not directed toward existing or potential investment advisory clients of Alliance Capital.

(1) Investment performance of mutual funds is presented after investment management fees.

(2) vs. Large Cap Value average; if compared to Multi Cap Value average, YTD would be (0.9), 1 yr would be (0.9), 3 yr would be (1.5) and Q4 would be (0.4)

(3) vs. Large Cap Value average

(4) vs. Mid Cap Value average

(5) vs. International Multi Value average (6) vs. Global Multi Value average Source: Alliance Capital and Lipper Mutual fund performance and Lipper data through 12/31/05.

35	[LOGO]

Relative Performance: Wealth Strategies (After Fees)(1)

Retail Mutual Funds vs. Morningstar Averages

	Wealth	Balanced	Wealth
	Preservation (2)	Wealth (3)	Appreciation (4)

4Q 05	0.5	1.3	2.0

One Year	1.3	2.4	5.1

Since Inception (5)	1.4	1.5	3.4

NOTE:  The information in this table is provided solely for use in connection with this presentation, and is not directed toward existing or potential investment advisory clients of Alliance Capital.

(1) Investment performance of mutual funds is presented after investment management fees.

(2) vs. Conservative Allocation average

(3) vs. Moderate Allocation average

(4) vs. Large Blend Average (5) Inception date: 9/2/03 Source: Alliance Capital and Morningstar.

Mutual fund performance and Morningstar data through 12/31/05.

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Relative Performance: Retail Fixed Income (After Fees)(1)

Retail Fixed Income Funds vs. Lipper Averages

						ACMGI-
		Americas	Emerging		Short	American
	Corporate	Gov’t	Market	High	Duration	Income-
	Bond (2)	Income (3)	Debt (4)	Yield (5)	Plus (6)	Offshore (7)

4Q 05	0.3	2.3	0.0	(0.3)	(0.1)	0.8

One Year	(0.3)	11.9	(1.6)	(0.5)	(0.2)	4.9

Three Years	3.1	4.0	1.3	(0.9)	(0.0)	8.3

Five Years	(0.1)	1.7	0.5	(1.6)	0.4	8.0

10 Years	0.4	5.5	0.2	—	0.2	7.3

NOTE:  The information in this table is provided solely for use in connection with this presentation, and is not directed toward existing or potential investment advisory clients of Alliance Capital.

(1) Investment performance of mutual funds is presented after investment management fees.

(2) vs. Corporate Debt Funds BBB-Rated average

(3) vs. Global Income Funds average

(4) vs. Emerging Markets Debt average

(5) vs. High Current Yield average

(6) vs. Short Investment Grade Debt average

(7) vs. Global Bond U.S. Dollar average. Source:  Alliance Capital and Lipper. Composite and benchmark data through 12/31/05. Performance is preliminary.

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Investment Performance: Delivering Results for Clients

Annualized Performance Premiums

		Inception	Inception-
Value Product		Date	Dec 2005
[GRAPHIC]	US Strategic Value	Dec 73	+3.1%
[GRAPHIC]	US Diversified Value	Jun 86	+1.4
[GRAPHIC]	International Value (EAFE)	Jun 92	+2.9
[GRAPHIC]	Global Value	Sep 95	+3.9
[GRAPHIC]	Emerging Markets Value	Dec 95	+5.0
[GRAPHIC]	European Value	Jun 97	+3.4
[GRAPHIC]	Canadian Value	Dec 97	+5.6
[GRAPHIC]	Global Diversified Value	Mar 98	+3.2
[GRAPHIC]	UK Value	Jun 00	+5.3
[GRAPHIC]	International Diversified Value	Sep 00	+6.4
[GRAPHIC]	International Strategic Value	Mar 01	+9.3
[GRAPHIC]	Global Strategic Value	Apr 01	+10.0
[GRAPHIC]	Japan Strategic Value	Mar 02	+9.5
[GRAPHIC]	Australian Value	Jun 03	+4.8

		Inception	Inception-
Growth Product		Date	Dec 2005
[GRAPHIC]	US Large Cap Growth	Dec 77	+3.9%
[GRAPHIC]	US Small Cap Growth	Dec 70	+5.4
[GRAPHIC]	US Mid Cap Growth	Mar 99	+5.4
[GRAPHIC]	Int’l Large Cap Growth	Dec 90	+1.5
[GRAPHIC]	Japan Growth	Sep 91	+4.2
[GRAPHIC]	Emerging Markets Growth	Sep 91	+3.0
[GRAPHIC]	Global Research Growth	Dec 91	+6.9

		Inception	Inception-
Style Blend Product		Date	Dec 2005
[GRAPHIC]	Global Style Blend	Jun 03	+4.5%
[GRAPHIC]	US Style Blend	Dec 01	+2.2
[GRAPHIC]	International Style Blend	Dec 01	+3.1
[GRAPHIC]	Emerging Markets Style Blend	Dec 01	+7.0

		Inception	Inception-
Fixed Income Product		Date	Dec 2005
[GRAPHIC]	Global Fixed Income	Jun 86	+0.84%
[GRAPHIC]	Global-Plus Fixed Income	Jun 01	+0.87
[GRAPHIC]	Emerging-Market Debt	Jun 94	+3.83
[GRAPHIC]	US Low Duration	Dec 95	+0.53
[GRAPHIC]	US Short Duration	Mar 92	+0.58
[GRAPHIC]	US Investment-Grade Corporates	Dec 91	+0.59
[GRAPHIC]	US Core Mortgage	Dec 94	+0.47
[GRAPHIC]	US High Yield	Dec 86	+0.02
[GRAPHIC]	Japan Credit	Sep 00	+0.36
[GRAPHIC]	Canadian Core Plus Advanced	Sep 02	+4.48

The information in this table is provided solely for use in connection with this presentation and is not directed towards existing or potential investment advisor clients of Alliance Capital.  Relative performance is shown before fees.

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Changes in Assets Under Management by Channel

Three Months Ended December 31, 2005

In $ Millions

	Institutional		Private
	Investment	Retail	Client	Total

Beginning of Period	$342,180	$140,410	$72,876	$555,466

Sales/New accounts	11,600	8,169	2,476	22,245
Redemptions/Terminations	(3,020)	(6,562)	(757)	(10,339)
Cash flow	482	(275)	(740)	(533)
Unreinvested dividends	—	(306)	(144)	(450)
Net long-term inflows	9,062	1,026	835	10,923

Disposition (1)	(1,375)	—	—	(1,375)

Transfers	570	—	(570)	—

Market appreciation	8,108	3,698	1,732	13,538

End of Period	$358,545	$145,134	$74,873	$578,552

% Total (end of period)	62.0%	25.1%	12.9%	100.0%

% Change from beg of period	4.8%	3.4%	2.7%	4.2%

% Change excluding disposition	5.2%	3.4%	2.7%	4.4%

(1)                                  South African joint venture interest

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Changes In Assets Under Management by Channel

Twelve Months Ended December 31, 2005

In $ Millions

	Institutional		Private
	Investment	Retail	Client	Total

Beginning of Period	$311,258	$163,552	$63,954	$538,764

Sales/New accounts	39,534	30,373	10,761	80,668
Redemptions/Terminations	(19,224)	(27,531)	(2,750)	(49,505)
Cash flow	(579)	(859)	(999)	(2,437)
Unreinvested dividends	(1)	(895)	(329)	(1,225)
Net long-term inflows	19,730	1,088	6,683	27,501

Dispositions (1)	(1,375)	(28,670)	(354)	(30,399)

Transfers	570	—	(570)	—

Market appreciation	28,362	9,164	5,160	42,686

End of Period	$358,545	$145,134	$74,873	$578,552

% Total (end of period)	62.0%	25.1%	12.9%	100.0%
% Change from beg of period	15.2%	-11.3%	17.1%	7.4%
% Change excluding dispositions	15.7%	7.6%	17.7%	13.8%

(1)                                  Cash Management Services assets, South African joint venture interest and Indian mutual funds

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Alliance Capital

Consolidated Balance Sheet

In $ Thousands

	12/31/05	12/31/04
Assets
Cash and investments	$999,213	$1,253,690
Cash and securities, segregated	1,720,809	1,489,041
Receivables, net	2,936,245	2,194,226
Goodwill, net	2,876,657	2,876,657
Intangible assets, net	305,325	326,025
Deferred sales commissions, net	196,637	254,456
Other (incl. furniture & equipment)	455,594	385,235
Total Assets	$9,490,480	$8,779,330

Liabilities and Partners’ Capital
Liabilites:
Payables	$4,127,377	$3,576,395
Accounts payable and accrued expenses	286,449	275,264
Accrued compensation and benefits	357,321	326,219
Debt	407,291	407,517
Minority Interest	9,368	10,237
Total Liabilities	5,187,806	4,595,632

Partners’ Capital	4,302,674	4,183,698
Total Liabilities and Partners’ Capital	$9,490,480	$8,779,330

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Alliance Capital

Consolidated Cash Flow

In $ Thousands, Unaudited

	Twelve Months Ended
	12/31/05	12/31/04

Cash Flows From Operating Activities:
Net income	$868,318	$705,150
Non-cash items:
Amortization and depreciation:
Amortization of deferred sales commissions	131,979	177,356
Amortization of deferred compensation	85,437	101,561
Depreciation and other amortization	67,980	74,878
Other, net	(14,774)	7,859
Changes in assets and liabilities	(678,858)	(98,640)
Net cash provided by operating activities	460,082	968,164

Cash Flows From Investing Activities:
Purchases of investments, net	(7,380)	(27,407)
Proceeds from sale of investments	12,717	38,046
Additions to furniture, equipment and leaseholds, net	(72,586)	(57,313)
Net cash used in investing actvities	(67,249)	(46,674)

Cash Flows From Financing Activities:
Decrease in debt, net	(150)	(92)
Distributions to partners	(800,509)	(382,982)
Other	13,343	7,526
Net cash used in financing activities	(787,316)	(375,548)

Effect of exchange rate change on cash and cash equivalents	(12,872)	12,723

Net (decrease) increase in cash and cash equivalents	(407,355)	558,665
Cash and cash equivalents at the beginning of period	1,061,523	502,858
Cash and cash equivalents at the end of period	$654,168	$1,061,523

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Alliance Capital Investment Management Services

Alliance Capital provides diversified investment management and related services globally to a broad range of clients

1.               Institutional Investment Management services consisting of investment management services to institutional investors, including unaffiliated corporate and public employee pension funds, endowment funds, domestic and foreign institutions and governments, and affiliates such as AXA and certain of its insurance company subsidiaries, by means of

•                  separately managed accounts

•                  institutional sub-advisory relationships

•                  structured products

•                  group trusts

•                  mutual fund shares

•                  other investment vehicles

2.               Retail services consisting of investment management products and services distributed to individual investors, primarily by means of

•                  retail mutual funds sponsored by Alliance Capital, its subsidiaries and affiliated joint venture companies

•                  sub-advisory relationships in respect of mutual funds sponsored by third parties

•                  separately managed account programs that are sponsored by registered broker dealers

•                  other investment vehicles

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Alliance Capital Investment Management Services

(continued)

3.               Private Client services consisting of investment management services provided to private clients, including high-net-worth individuals, trusts and estates, charitable foundations, partnerships, private and family corporations and other entities by means of

•                  separately managed accounts

•                  hedge funds

•                  mutual funds

•                  other investment vehicles

4.               Institutional Research Services consisting of services to institutional investors by means of

•                  in-depth research

•                  portfolio strategy

•                  trading

•                  brokerage-related services

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